Exhibit 99.2 NASDAQ: TIPT INVESTOR PRESENTATION - FIRST QUARTER 2018 May 2018 Financial information for three months ended March 31, 2018

DISCLAIMERS LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in TFP that is not owned by Tiptree and certain other operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix. 1

OVERVIEW & FINANCIAL RESULTS Key Highlights

OVERVIEW Financial Results Key highlights Revenue Specialty Insurance: þ Specialty Insurance executing on strategic initiatives $148.1 million • Continued global expansion with increasing presence in Europe and Asia 1.3% vs. prior year • Gross written premiums $201m, up 21.3%, driven by growth across all our product lines • Net written premiums $109m, up 26.5% driven by a combination of premium growth and Net income1 increased retention rates of credit products $29.0 million Tiptree Capital: vs. prior year of $1.3 million þ Sold our senior living operations to Invesque for consideration of 16.4m shares, which was $0.91 accretive to our Q4'17 BVPS, or a 9.1% increase 2 Adjusted EBITDA Corporate: þ Eliminated dual class stock structure $5.3 million þ Amended our existing credit facility vs. prior year of $11.8 million • Increased borrowing capacity to $75m and reduced costs by 100bps • Well positioned to use recent liquidity for acquisitions and investments Book Value þ Initiated an up to $20 million share buy-back plan split evenly between open market and opportunistic 2 per share, as exchanged large block purchases $10.59 þ Increased the dividend by 16.7% to $0.035 per share 4.3% vs. 3/31/17 1 Net income before non-controlling interests which Includes continuing and discontinued operations. 2 For a reconciliation of Non-GAAP metrics Adjusted EBITDA and book value per share as exchanged to GAAP financials, see the Appendix. 3

CONSOLIDATED FINANCIAL RESULTS

($ in millions, except per share information)

Financial metrics

	Q1'17	Q1'18	$V
Total Revenues	$ 146.2	$ 148.1	$ 1.9
Net income (loss) before NCI	1.3	29.0	27.7
Diluted EPS	0.03	0.79	0.76
Adjusted EBITDA[1]	11.8	5.3	(6.5)
Normalized EBITDA[1]	12.4	8.9	(3.5)
BVPS, as exchanged[1]	$ 10.15	$ 10.59	$ 0.44

Key drivers

Positives:

- Accounting pre-tax gain from sale of Care of $46.2 million
- Growth in insurance underwriting profits
- Dividend income from investments (primarily Invesque)

Negatives:

- Losses in our equity positions of $8.7m (including Invesque)
- Reduced earnings in asset management segment as a result of the sale of sub-notes

Return on Total Capital

	As of Q1'18		Normalized EBITDA[1]	
	Invested Capital[(1)]	Total Capital[(1)]	Q1'17 TTM	Q1'18 TTM
Specialty Insurance	$ 280.9	$ 440.9	$ 50.7	$ 54.4
Tiptree Capital	149.0	149.0	41.4	26.3
Corporate	15.0	43.0	(30.1)	(23.3)
Total	**$ 444.9**	**$ 632.9**	**$ 62.0**	**$ 57.4**

Return on total capital of 9.1%, down from prior year primarily driven by:

- Insurance Normalized EBITDA of $54.4m, up 7.3% from growth in all product lines
- Continued efforts to reduce corporate overhead

More than offset by:

- Reduced distributions in asset management from sale of sub-notes
- Approximately $60m of cash available for investments and acquisitions, net of cash at regulated insurance subsidiaries

TiptreeInc.

1 See the appendix for a reconciliation of Non-GAAP metrics including Invested Capital, Total Capital, Normalized EBITDA, Adjusted EBITDA and Book Value per share as exchanged.

4

SPECIALTY INSURANCE

PERFORMANCE HIGHLIGHTS

($ in millions)

Financial metrics

	Q1'17	Q1'18	Variance
Gross Written Premiums	$165.4	$200.7	$35.3
Pre-tax income	$4.8	$1.3	$(3.5)
Adjusted EBITDA[1]	$9.4	$8.2	$(1.2)
Net portfolio income[1]	$3.8	$(0.4)	$(4.2)
Combined ratio[1]	94.7%	93.9%	(0.8)%
Unearned premiums revenue & Deferred revenue	$469.4	$579.4	$110.0

Insurance products



Adjusted EBITDA[1]
$9.4
$8.2
Investment portfolio income
3.8
Insurance operations
5.6
8.6
(0.4)
Q1'17
Q1'18
Net Written Premiums
$86.3
$109.2
8.8
12.5
65.0
17.0
15.5
76.7
Q1'17
Q1'18
Underwriting Margin[1]
$26.6
$29.9
2.7
2.6
6.3
15.0
2.4
3.0
6.4
18.1
Services/other
Programs
Warranty
Credit protection
Q1'17
Q1'18

Q1'18 highlights & outlook

1. Continuing to expand product offerings and geographic markets with a focus on growth in written premiums
   - $579m of unearned premiums and deferred revenue, representing 23.4% year-over-year growth
   - Net written premiums grew by $23m, driven by a combination of premium growth and increased retention rates in credit and warranty products

2. Produced stable underwriting results in the quarter which were partially offset by investment in growth initiatives
   - Underwriting margin of $29.9m, up $3.3m driven by strong performance in our credit protection products
   - Other expenses increased by $1.7m (deal expenses & premium taxes) as we make additional investments in our warranty and specialty programs products

3. Unrealized losses on equity investments led to a pre-tax loss of $0.4m

1 See the appendix for a reconciliation of Non-GAAP measures underwriting margin, combined ratio and Adjusted EBITDA, Net portfolio income to GAAP financials.

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INVESTMENT PORTFOLIO ($ in millions) Net Investments1 Investment approach $399.7 We actively manage our investment portfolio to achieve a balance of: 16.7 16.8 Other $347.1 • Cash and liquid securities to cover near-term claims obligations 4.0 34.3 24.4 Real Estate • Enhanced risk-adjusted returns through selective alternative 46.9 90.0 Equities investments with a focus on longer-term higher yielding assets Loans2 96.8 29.1 Cash & cash $181.3 3 3.7 equivalents 22.5 Highlights 1.0 Available for sale Securities 212.8 • Net investment portfolio grew $52.6 million, or 15.1% from Q1'17 176.6 152.5 • Floating rate investments performed well in rising interest rate environment • Under-performing equity investments led to both a decrease in Q1'16 Q1'17 Q1'18 our dividend income and an unrealized loss for the quarter $ 4.7 $ — $ (8.5) Unrealized gains (losses) (0.2) 1.1 5.1 Realized gains (losses) 2.4 4.5 4.2 Net investment income (0.5) (1.7) (1.2) Interest expense $ 6.4 $ 3.9 $ (0.4) Net Portfolio Income 8.8% 4.2% (0.4)% Average Annualized Yield4 $4.4 $(1.7) $(5.5) Equity realized and unrealized gains (loss) 1 See the appendix for a reconciliation of Non-GAAP measures Net Investments and Net Portfolio Income to GAAP financials. 2 Net of non-recourse asset based financing. 3 Cash and cash equivalents, plus restricted cash, net of due to/due from brokers See appendix for reconciliation to GAAP financials. 4 Average Annualized Yield % represents the ratio of annualized net investment income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior five quarters total investments less investment portfolio debt plus cash. 7

TIPTREE CAPITAL

PERFORMANCE HIGHLIGHTS

($ in millions)

Invested Capital[1]



+ Corporate Cash of $50m
$210.1
15.2
74.6
21.5
98.8
$190.8
16.1
110.9
25.3
38.5
$147.3
112.2
30.9
4.2
Other
Care[3]
Mortgage
CLOs & credit investments
Q1'16
Q1'17
Q1'18
$2.0
$1.8
$1.6
Fee-earning AUM ($B)[2]

Return on Invested Capital[1]

	Pre-tax income		Normalized EBITDA	
	Q1'17	Q1'18	Q1'17	Q1'18
Asset mgmt fees, net	$0.4	$0.6	$0.4	$0.6
Credit investments	5.2	0.3	2.9	0.3
Mortgage	0.3	0.2	0.9	0.3
Care/DiscOps[3]	(1.5)	43.0	2.6	0.6
Other	0.1	(2.7)	—	1.5
Total	$4.5	$41.4	$6.8	$3.3

Recent developments & outlook

- Completed sale of Care to Invesque for a net 16.4m shares[4]
- Liquidity from recent sales available for growth opportunities

Q1'18 financial highlights

Asset Management: AUM remains stable at $1.6B

- In late 2017 and Q1'18, we extended and re-priced three CLOs

Credit Investments: Distributions and gains from credit investments decreased as we actively reduced our exposure to certain credit investments

Mortgage: Origination volume declines had a negative impact on Normalized EBITDA

Other: increase in Normalized EBITDA driven by two months of Invesque dividends

- Unrealized losses on shares drove pre-tax losses

1 See the appendix for a reconciliation of Normalized EBITDA and Invested Capital to GAAP financials.
2 AUM is estimated and unaudited. Consists of NOPCB for CLOs, excludes Credit Opportunities Fund as it was not earning third party fees as of 3/31/2018.
3 Includes discontinued operations related to Care. For more information, see "—FN 4 Dispositions, Assets Held for Sale and Discontinued Operations."
4 16.4m of Invesque common shares, 2.9m shares held in the insurance company investment portfolio.

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OUTLOOK ($ in millions) Book value per share1 Highlights as exchanged ü Insurance company continues to execute on its growth initiatives ü $10.15 $10.59 Finalized sale of Care to Invesque ü Simplified corporate structure Looking ahead Q1'17 Q1'18 • Continue to focus on growth in specialty insurance operations Adjusted EBITDA1 – Growth in gross and net written premiums – Actively seeking acquisition opportunities $11.8 • Expect growth and improvements in long-term, net investment income $5.3 • Use increasing liquidity position to improve financial performance and shareholder returns Q1'17 Q1'18 1 See the appendix for a reconciliation of Book value per share, as exchanged and Adjusted EBITDA to GAAP financials. 10

APPENDIX

NON-GAAP RECONCILIATIONS - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that use of these financial measures on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Adjusted EBITDA is also used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) adjust for non-cash fair value adjustments, and (iv) any significant non-recurring expenses.

($ in thousands)	Three Months Ended March 31,			
	2018		2017	
Net income (loss) available to Class A common stockholders	$	23,560	$	1,100
Add: net (loss) income attributable to noncontrolling interests		5,446		242
Less: net income from discontinued operations		34,481		(1,128)
Income (loss) from continuing operations	$	(5,475)	$	2,470
Consolidated interest expense		5,946		6,078
Consolidated income tax expense (benefit)		(1,568)		1,568
Consolidated depreciation and amortization expense		2,957		3,554
EBITDA from Continuing Operations	$	1,860	$	13,670
Asset-based interest expense[1]		(2,094)		(3,163)
Effects of purchase accounting [2]		(248)		(464)
Non-cash fair value adjustments [3]		66		513
Non-recurring expenses [4]		(376)		(1,736)
Adjusted EBITDA from Continuing Operations	$	(792)	$	8,820
Income (loss) from discontinued operations	$	34,481	$	(1,128)
Consolidated interest expense		1,252		2,701
Consolidated income tax expense (benefit)		12,327		(402)
Consolidated depreciation and amortization expense		—		4,255
EBITDA from discontinued operations	$	48,060	$	5,426
Asset based interest expense[1]		(1,252)		(2,701)
Non-cash fair value adjustments [3]		(40,672)		—
Non-recurring expenses [4]		—		241
Adjusted EBITDA from discontinued operations	$	6,136	$	2,966
Total Adjusted EBITDA	$	5,344	$	11,786

(1) The consolidated asset-based interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, mortgage and other operations.

(2) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(3) For Reliance, within our mortgage operations, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance operations, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA. For Care (Discontinued Operations), the reduction in EBITDA is related to accumulated depreciation and amortization, and certain operating expenses, which were previously included in Adjusted EBITDA in prior periods.

(4) Acquisition, start-up and disposition costs including legal, taxes, banker fees and other costs. Also includes payments pursuant to a separation agreement, dated as of November 10, 2015.

TiptreeInc.

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NON-GAAP RECONCILIATIONS - ADJUSTED AND NORMALIZED EBITDA

Management uses EBITDA, Adjusted EBITDA and Normalized EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA, Adjusted EBITDA and Normalized EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA, Adjusted EBITDA and Normalized EBITDA provides additional supplemental information to compare results among our segments. Normalized EBITDA is consistent with our debt agreement calculations and provides supplemental information regarding operational earnings. The Company's Adjusted EBITDA is used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) adjust for non-cash fair value adjustments, and (iv) any significant non-recurring expenses.

	Three Months Ended March 31, 2018							
	Tiptree Capital							
($ in thousands)	Specialty insurance	Asset Management	Mortgage	Other	Discontinued Operations[1]	Tiptree Capital	Corporate Expenses	Total
Pre-tax income/(loss) from continuing ops	$ 1,343	$ 892	$ 153	$ (2,717)	$ —	$ (1,672)	$ (6,714)	$ (7,043)
Pre-tax income/(loss) from discontinued ops	—	—	—	—	46,808	46,808	—	46,808
Add back:								
Interest expense	4,533	—	300	485	1,252	2,037	629	7,199
Depreciation and amortization expenses	2,722	—	136	37		173	62	2,957
EBITDA	$ 8,598	$ 892	$ 589	$ (2,195)	$ 48,060	$ 47,346	$ (6,023)	$ 49,921
EBITDA adjustments:								
Asset-specific debt interest[2]	(1,309)	—	(300)	(485)	(1,252)	(2,037)	—	(3,346)
Effects of purchase accounting[3]	(248)	—	—	—	—	—	—	(248)
Non-cash fair value adjustments[4]	66	—	—	—	(40,672)	(40,672)	—	(40,606)
Non-recurring expenses[5]	1,086	—	—	868	—	868	(2,331)	(377)
Adjusted EBITDA	$ 8,193	$ 892	$ 289	$ (1,812)	$ 6,136	$ 5,505	$ (8,354)	$ 5,344
Plus: Stock based compensation expense	627	—	20	—	—	20	585	1,232
Less: Realized and unrealized gains (losses)[6]	(4,499)	(28)	—	(3,178)	5,512	2,306	—	(2,193)
Less: Third party NCI Adjusted EBITDA	—	—	—	(128)	—	(128)	—	(128)
Normalized EBITDA	$ 13,319	$ 920	$ 309	$ 1,494	$ 624	$ 3,347	$ (7,769)	$ 8,897

(1) Includes discontinued operations related to Care. For more information, see "—FN 4 Dispositions, Assets Held for Sale and Discontinued Operations."

(2) The consolidated asset-based interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, mortgage and other operations.

(3) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(4) For Reliance, within our mortgage operations, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance operations, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA. For Care (Discontinued Operations), the reduction in EBITDA is related to accumulated depreciation and amortization, and certain operating expenses, which were previously included in Adjusted EBITDA in prior periods.

(5) Acquisition, start-up and disposition costs including legal, taxes, banker fees and other costs. Also includes payments pursuant to a separation agreement, dated as of November 10, 2015.

(6) Deduction excludes Mortgage realized/unrealized gains – Performing and NPLs (including related expenses) from this line as those are recurring in nature and align with those particular business models.

TiptreeInc.

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NON-GAAP RECONCILIATIONS - ADJUSTED AND NORMALIZED EBITDA

Management uses EBITDA, Adjusted EBITDA and Normalized EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA, Adjusted EBITDA and Normalized EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA, Adjusted EBITDA and Normalized EBITDA provides additional supplemental information to compare results among our segments. Normalized EBITDA is consistent with our debt agreement calculations and provides supplemental information regarding operational earnings. The Company's Adjusted EBITDA is used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) adjust for non-cash fair value adjustments, and (iv) any significant non-recurring expenses.

	Three Months Ended March 31, 2017							
		Tiptree Capital						
($ in thousands)	Specialty insurance	Asset Management	Mortgage	Other	Discontinued Operations[1]	Tiptree Capital	Corporate Expenses	Total
Pre-tax income/(loss) from continuing ops	$ 4,801	$ 5,581	$ 301	$ 84	$ —	$ 5,966	$ (6,729)	$ 4,038
Pre-tax income/(loss) from discontinued ops	—	—	—	—	(1,530)	(1,530)	—	(1,530)
Add back:								
Interest expense	3,445	—	216	1,137	2,701	4,054	1,280	8,779
Depreciation and amortization expenses	3,294	—	138	60	4,255	4,453	62	7,809
EBITDA	$ 11,540	$ 5,581	$ 655	$ 1,281	$ 5,426	$ 12,943	$ (5,387)	$ 19,096
EBITDA adjustments:								
Asset-specific debt interest[2]	(1,810)	—	(216)	(1,137)	(2,701)	(4,054)	—	(5,864)
Effects of purchase accounting[3]	(464)	—	—	—	—	—	—	(464)
Non-cash fair value adjustments[4]	113	—	400	—	—	400	—	513
Non-recurring expenses[5]	—	—	—	—	241	241	(1,736)	(1,495)
Adjusted EBITDA	$ 9,379	$ 5,581	$ 839	$ 144	$ 2,966	$ 9,530	$ (7,123)	$ 11,786
Plus: Stock based compensation expense	1,351	—	49	—	—	49	399	1,799
Less: Realized and unrealized gains (losses)[6]	(1,528)	2,233	—	(4)	—	2,229	—	701
Less: Third party NCI Adjusted EBITDA	—	—	—	129	386	515	—	515
Normalized EBITDA	$ 12,258	$ 3,348	$ 888	$ 19	$ 2,580	$ 6,835	$ (6,724)	$ 12,369

(1) Includes discontinued operations related to Care. For more information, see "—FN 4 Dispositions, Assets Held for Sale and Discontinued Operations."

(2) The consolidated asset-based interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, mortgage and other operations.

(3) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(4) For Reliance, within our mortgage operations, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance operations, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA. For Care (Discontinued Operations), the reduction in EBITDA is related to accumulated depreciation and amortization, and certain operating expenses, which were previously included in Adjusted EBITDA in prior periods.

(5) Acquisition, start-up and disposition costs including legal, taxes, banker fees and other costs. Also includes payments pursuant to a separation agreement, dated as of November 10, 2015.

(6) Deduction excludes Mortgage realized/unrealized gains – Performing and NPLs (including related expenses) from this line as those are recurring in nature and align with those particular business models.

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14

NON-GAAP RECONCILIATIONS - LTM ADJUSTED AND NORMALIZED EBITDA

Management uses EBITDA, Adjusted EBITDA and Normalized EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA, Adjusted EBITDA and Normalized EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA, Adjusted EBITDA and Normalized EBITDA provides additional supplemental information to compare results among our segments. Normalized EBITDA is consistent with our debt agreement calculations and provides supplemental information regarding operational earnings. The Company's Adjusted EBITDA is used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) adjust for non-cash fair value adjustments, and (iv) any significant non-recurring expenses.

	Last Twelve Months Ended March 31, 2018							
	Tiptree Capital							
($ in thousands)	Specialty insurance	Asset Management	Mortgage	Other	Discontinued Operations[1]	Tiptree Capital	Corporate Expenses	Total
Pre-tax income/(loss) from continuing ops	$ 1,946	$ 9,557	$ 1,942	$ 1,200	$ —	$ 12,699	$ (29,055)	$ (14,410)
Pre-tax income/(loss) from discontinued ops	—	—	—	—	42,116	42,116	—	42,116
Add back:								
Interest expense	16,159	12	1,117	3,980	11,619	16,728	4,161	37,048
Depreciation and amortization expenses	12,227	—	546	223	11,390	12,159	248	24,634
EBITDA	$ 30,332	$ 9,569	$ 3,605	$ 5,403	$ 65,125	$ 83,702	$ (24,646)	$ 89,388
EBITDA adjustments:								
Asset-specific debt interest[2]	(6,545)	(12)	(1,117)	(3,980)	(11,619)	(16,728)	—	(23,273)
Effects of purchase accounting[3]	(1,217)	—	—	—	—	—	—	(1,217)
Non-cash fair value adjustments[4]	461	—	2,639	—	(40,672)	(38,033)	—	(37,572)
Non-recurring expenses[5]	2,743	—	—	1,547	917	2,464	(986)	4,221
Adjusted EBITDA	$ 25,774	$ 9,557	$ 5,127	$ 2,970	$ 13,751	$ 31,405	$ (25,632)	$ 31,547
Plus: Stock based compensation expense	3,210	—	425	—	—	425	2,358	5,993
Less: Realized and unrealized gains (losses)[6]	(25,386)	1,606	—	(3,216)	5,512	3,902	—	(21,484)
Less: Third party NCI Adjusted EBITDA	—	—	—	594	1,030	1,624	—	1,624
Normalized EBITDA	$ 54,370	$ 7,951	$ 5,552	$ 5,592	$ 7,209	$ 26,304	$ (23,274)	$ 57,400

(1) Includes discontinued operations related to Care. For more information, see "—FN 4 Dispositions, Assets Held for Sale and Discontinued Operations."

(2) The consolidated asset-based interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, mortgage and other operations.

(3) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(4) For Reliance, within our mortgage operations, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance operations, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA. For Care (Discontinued Operations), the reduction in EBITDA is related to accumulated depreciation and amortization, and certain operating expenses, which were previously included in Adjusted EBITDA in prior periods.

(5) Acquisition, start-up and disposition costs including legal, taxes, banker fees and other costs. Also includes payments pursuant to a separation agreement, dated as of November 10, 2015.

(6) Deduction excludes Mortgage realized/unrealized gains – Performing and NPLs (including related expenses) from this line as those are recurring in nature and align with those particular business models.

TiptreeInc.

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NON-GAAP RECONCILIATIONS - LTM ADJUSTED AND NORMALIZED EBITDA

Management uses EBITDA, Adjusted EBITDA and Normalized EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA, Adjusted EBITDA and Normalized EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA, Adjusted EBITDA and Normalized EBITDA provides additional supplemental information to compare results among our segments. Normalized EBITDA is consistent with our debt agreement calculations and provides supplemental information regarding operational earnings. The Company's Adjusted EBITDA is used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) adjust for non-cash fair value adjustments, and (iv) any significant non-recurring expenses.

	Last Twelve Months Ended March 31, 2017							
		Tiptree Capital						
($ in thousands)	Specialty insurance	Asset Management	Mortgage	Other	Discontinued Operations[1]	Tiptree Capital	Corporate Expenses	Total
Pre-tax income/(loss) from continuing ops	$ 39,402	$ 28,140	$ 5,875	$ 3,975	$ —	$ 37,990	$ (33,049)	$ 44,343
Pre-tax income/(loss) from discontinued ops	—	—	—	—	(3,495)	(3,495)	—	(3,495)
Add back:								
Interest expense	11,049	40	1,179	5,279	9,539	16,037	4,914	32,000
Depreciation and amortization expenses	12,496	—	527	338	14,291	15,156	248	27,900
EBITDA	$ 62,947	$ 28,180	$ 7,581	$ 9,592	$ 20,335	$ 65,688	$ (27,887)	$ 100,748
EBITDA adjustments:								
Asset-specific debt interest[2]	(4,878)	(40)	(1,179)	(5,134)	(9,539)	(15,892)	—	(20,770)
Effects of purchase accounting[3]	(3,488)	—	—	—	—	—	—	(3,488)
Non-cash fair value adjustments[4]	113	—	1,677	—	—	1,677	—	1,790
Non-recurring expenses[5]	—	—	—	—	569	569	(3,472)	(2,903)
Adjusted EBITDA	$ 54,694	$ 28,140	$ 8,079	$ 4,458	$ 11,365	$ 52,042	$ (31,359)	$ 75,377
Plus: Stock based compensation expense	2,459	—	257	—	—	257	1,279	3,995
Less: Realized and unrealized gains (losses)[6]	6,475	7,814	—	16	—	7,830	—	14,305
Less: Third party NCI Adjusted EBITDA	—	—	—	1,586	1,517	3,103	—	3,103
Normalized EBITDA	$ 50,678	$ 20,326	$ 8,336	$ 2,856	$ 9,848	$ 41,366	$ (30,080)	$ 61,964

(1) Includes discontinued operations related to Care. For more information, see "—FN 4 Dispositions, Assets Held for Sale and Discontinued Operations."

(2) The consolidated asset-based interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, mortgage and other operations.

(3) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(4) For Reliance, within our mortgage operations, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance operations, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA. For Care (Discontinued Operations), the reduction in EBITDA is related to accumulated depreciation and amortization, and certain operating expenses, which were previously included in Adjusted EBITDA in prior periods.

(5) Acquisition, start-up and disposition costs including legal, taxes, banker fees and other costs. Also includes payments pursuant to a separation agreement, dated as of November 10, 2015.

(6) Deduction excludes Mortgage realized/unrealized gains – Performing and NPLs (including related expenses) from this line as those are recurring in nature and align with those particular business models.

TiptreeInc.

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NON-GAAP RECONCILIATIONS - BVPS, INVESTED AND TOTAL CAPITAL

Management uses Book value per share, as exchanged, which is a non-GAAP financial measure. As exchanged assumes full exchange of the limited partners units of TFP for Tiptree Class A common stock. Management believes the use of this financial measure provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Tiptree's book value per share, as exchanged, was $10.59 as of March 31, 2018 compared with $10.15 as of March 31, 2017. Total stockholders' equity, net of other non-controlling interests for the Company was $402.2 million as of March 31, 2018, which comprised total stockholders' equity of $407.7 million adjusted for $19.2 million attributable to non-controlling interest at certain operating subsidiaries that are not wholly owned by the Company, such as Luxury and Care. Total stockholders' equity, net of other non-controlling interests for the Company was $370.9 million as of March 31, 2017, which comprised total stockholders' equity of $393.8 million adjusted for $23.0 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company. Additionally, the Company's book value per share is based upon Class A common shares outstanding, plus Class A common stock issuable upon exchange of partnership units of TFP which is equal to the number of Class B outstanding shares. The total shares as of March 31, 2018 and March 31, 2017 were 38.0 million and 36.5 million, respectively.

($ in thousands, except per share information)	Three Months Ended March 31,	
	2018	2017
Total stockholders' equity	$ 407,660	$ 393,838
Less non-controlling interest - other	19,203	22,970
Total stockholders' equity, net of non-controlling interests - other	$ 402,230	$ 370,868
Total Class A shares outstanding [(1)]	29,922	28,492
Total Class B shares outstanding	8,049	8,049
Total shares outstanding	37,971	36,541
Book value per share, as exchanged	$ 10.59	$ 10.15

(1) As of March 31, 2018, excludes 5,197,551 shares of Class A common stock held by subsidiaries of the Company. See Note 23—Earnings per Share, in the Form 10-Q for March 31, 2018, for further discussion of potential dilution from warrants.

Management evaluates the return on Invested Capital and Total Capital, which are non-GAAP financial measures, when making capital investment decisions. Invested capital represents its total cash investment, including any re-investment of earnings, and acquisition costs, net of tax. Total Capital represents Invested Capital plus Corporate Debt. Management believes the use of these financial measures provide supplemental information useful to investors as they are frequently used by the financial community to analyze how the Company has allocated capital over-time and provide a basis for determining the return on capital to shareholders. Management uses both of these measures when making capital investment decisions, including reinvesting distributable cash flow, and evaluating the relative performance of its businesses and investments.

($ in thousands)	Three Months Ended March 31,	
	2018	2017
Total stockholders' equity	$ 407,660	$ 393,838
Less non-controlling interest - other	5,430	22,970
Total stockholders' equity, net of non-controlling interests - other	$ 402,230	$ 370,868
Plus Specialty Insurance accumulated depreciation and amortization, net of tax	37,599	30,491
Plus Care accumulated depreciation and amortization - discontinued operations, net of tax and NCI	—	23,965
Plus acquisition costs	4,161	7,563
Invested Capital	$ 443,990	$ 432,887
Plus corporate debt	$ 188,000	$ 205,626
Total Capital	$ 631,990	$ 638,513

(1) As of December 31, 2017, add-back of $55.1 million of accumulated intangible amortization at Fortegra and $54.2 million of accumulated real estate depreciation and intangible amortization on Care senior living properties. On as exchanged basis, assumes 86.6% ownership of Care properties and 35% tax rate on total accumulated depreciation.
(2) Add-back acquisition costs associated with acquiring Fortegra, Care senior living properties and Reliance net of Care NCI (86.6% ownership) and 35% tax rate.
(3) Corporate debt consists of Secured Corporate Credit Agreements, plus preferred trust securities.

TiptreeInc.

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NON-GAAP RECONCILIATIONS - SPECIALTY INSURANCE The following table provides a reconciliation between as adjusted underwriting margin and pre-tax income. We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients’ choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - As Adjusted Underwriting Margin. For the same reasons that we adjust our combined ratio for the effects of purchase accounting, VOBA impacts can also mask the actual relationship between revenues earned and the offsetting reductions in commissions paid, and thus the period over period net financial impact of the risk retained by the Company. Expressed as a percentage, the combined ratio represents the relationship of policy and contract benefits, commission expense (net of ceding commissions), employee compensation and benefits, and other expenses to net earned premiums, service and administrative fees, and other income. Investors use this ratio to evaluate our ability to profitably underwrite the risks we assume over time and manage our operating costs. As such, we believe that presenting underwriting margin and the combined ratio provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business. ($ in thousands) Three Months Ended March 31, Revenues: 2018 2017 Net earned premiums $ 101,645 $ 89,231 Service and administrative fees 24,576 23,776 Ceding commissions 2,283 2,271 Other income 696 1,065 Underwriting Revenues - Non-GAAP $ 129,200 $ 116,343 Less underwriting expenses: Policy and contract benefits 36,626 32,992 Commission expense 62,633 56,793 Underwriting Margin - Non-GAAP $ 29,941 $ 26,558 Less operating expenses: Employee compensation and benefits 10,949 11,009 Other expenses 11,192 9,512 Combined Ratio 93.9% 94.7% Plus investment revenues: Net investment income 4,205 4,505 Net realized and unrealized gains (3,407) 998 Less other expenses: Interest expense 4,533 3,445 Depreciation and amortization expenses 2,722 3,294 Pre-tax income (loss) $ 1,343 $ 4,801 18

NON-GAAP RECONCILIATIONS - SPECIALTY INSURANCE The investment portfolio consists of assets contributed by Tiptree, cash generated from operations, and from insurance premiums written. The investment portfolio of our regulated insurance companies, captive reinsurance company and warranty business are subject to different regulatory considerations, including with respect to types of assets, concentration limits, affiliate transactions and the use of leverage. Our investment strategy is designed to achieve attractive risk-adjusted returns across select asset classes, sectors and geographies while maintaining adequate liquidity to meet our claims payment obligations. In managing our investment portfolio we analyze net investments and net portfolio income, which are non-GAAP measures. Our presentation of net investments equals total investments plus cash and cash equivalents minus asset based financing of investments. Our presentation of net portfolio income equals net investment income plus realized and unrealized gains and losses and minus interest expense associated with asset based financing of investments. Net investments and net portfolio income are used to calculate average annualized yield, which management uses to analyze the profitability of our investment portfolio. Management believes this information is useful since it allows investors to evaluate the performance of our investment portfolio based on the capital at risk and on a non-consolidated basis. Our calculation of net investments and net portfolio income may differ from similarly titled non-GAAP financial measures used by other companies. Net investments and net portfolio income are not measures of financial performance or liquidity under GAAP and should not be considered a substitute for total investments or net investment income. ($ in thousands) Three Months Ended March 31, 2018 2017 Total Investments $ 467,180 $ 474,174 Investment portfolio debt (1) (96,594) (149,557) Cash and cash equivalents 27,230 22,467 Restricted cash (2) 3,108 14,290 Receivable due from brokers (3) 2,929 4,037 Liability due to brokers (3) (4,164) (4,698) Net investments - Non-GAAP $ 399,689 $ 360,713 ($ in thousands) Three Months Ended March 31, 2018 2017 Net investment income $ 4,205 $ 4,505 Realized gains (losses) 5,139 1,076 Unrealized gains (losses) (8,546) (78) Interest expense (1,226) (1,701) Net portfolio income (loss) $ (428) $ 3,802 Average Annualized Yield % (4) (0.4)% 4.2% (1) Consists of asset-based financing on loans, at fair value including certain credit investments and NPLs, net of deferred financing costs, see Note 11 - Debt, net for further details. (2) Restricted cash available to invest within certain credit investment funds which are consolidated under GAAP. (3) Receivable due from and Liability due to brokers for unsettled trades within certain credit investment funds which are consolidated under GAAP. (4) Average Annualized Yield % represents the ratio of annualized net investment income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior two quarters (five quarters for trailing twelve months) total investments less investment portfolio debt plus cash. 19